1099 18
th
Street, Suite 2300 Denver, Colorado 80202 303.293.9100, fax 303.291.0420 www.billbarrettcorp.com NYSE: BBG
Lehman Brothers Conference
Fred Barrett, Chairman and Chief Executive Officer
September 2006
Exhibit 99.2

Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements. These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions. These statements, however, are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, exploration results, market conditions, oil and gas price levels and volatility, the availability and cost of services, drilling rigs, transportation and processing, the ability to obtain industry partners to jointly explore certain prospects, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of our risk management activities, governmental regulations and other factors discussed in our filings with the Securities and
Exchange Commission (SEC). We refer you to the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” sections of these filings.
The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operation conditions. Bill Barrett Corporation may use certain terms in this presentation and other communications relating to reserves and production that the SEC’s guidelines strictly prohibit the Company from including in filings with the SEC. It is recommended that U.S. investors closely consider the Company’s disclosures in Bill Barrett Corporation’s Form 10-K for the year ended December 31, 2005 filed with the SEC. This document is available through the SEC by calling 1-800-SEC-0330 (U.S.) and on the SEC website at
www.sec.gov.
Discretionary cash flow is computed as net loss plus depreciation, depletion, amortization and impairment expenses, deferred income taxes, exploration expenses, non-cash stock based compensation, losses (gains) on sale of properties, and certain other non-cash charges. The non-GAAP measure of discretionary cash flow is presented because management believes that it provides useful additional information to investors for analysis of the Company's ability to internally generate funds for exploration, development and acquisitions. In addition, discretionary cash flow is widely used by professional research analysts and others in the valuation, comparison and investment recommendations of companies in the oil and gas exploration and production industry, and many investors use the published research of industry research analysts in making investment decisions. Discretionary cash flow should not be considered in isolation or as a substitute for net income, income from operations, net cash provided by operating activities or other income, profitability, cash flow or liquidity measures prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Because discretionary cash flow excludes some, but not all, items that affect net income and net cash provided by operating activities and may vary among companies, the discretionary cash flow amounts presented may not be comparable to similarly titled measures of other companies.
Forward-Looking and Other Cautionary Statements

9/2/2006 4:16 AM
FOCUS:
Pure Rockies E&P Company
Corporate Profile
DEVELOPMENT GROWTH:
Extensive, low risk, development inventory
OPERATIONAL EXCELLENCE:
Experienced teams with strong focus
on operations
EXPLORATION EXPOSURE:
Multiple, large-scale (multi-Tcfe),
high-quality exploration plays
TRACK RECORD:
Double-digit annual growth, multiple exploration
discoveries
TECHNOLOGY:
Leader in utilization of emerging technologies
FINANCIAL STRENGTH:
Strong balance sheet and flexibility to grow

9/2/2006 4:04 AM
Exploration
8+ Tcfe
Unrisked
Upside
EXPLORATION
EXPLORATION
DEVELOPMENT
DEVELOPMENT
Discovery Delineate Optimize Harvest Concept Acreage Seismic Drill
Joint
Expl.
Converting Geologic Concept to Value
Development
Growth
1+ Tcfe
Lower Risk
Potential
Powder River Basin
Powder River Basin
Piceance
Piceance
Wind River
Wind River
W. Tavaputs
W. Tavaputs
Williston Target
Williston Target
deep
deep
shallow
shallow
*Areas not named for competitive reasons
1Q ‘07
4Q
1Q '07
X
X
X
X
Williston Red Bank Ext
Wind River Cooper Deep
Circus
Yellow Jacket
Big Horn
Hook/Woodside
Three Projects*
Multiple Projects*
testing
X
X 3Q - 4Q
3Q
Lake Canyon Program
Tri-State
(delineating) (delineating)

5 9/2/2006 4:12 AM Development Programs Extensive Low Risk Inventory

9/2/2006 4:39 AM
Extensive Development Inventory
Growth Visibility
Denver
Powder River
Basin
Piceance
Basin
Williston Basin
Wind River
Basin
CBM
Gibson Gulch
Uinta Basin
W. Tavaputs
Waltman Arch
Cave Gulch, Bullfrog,
Cooper
Gas Prone Area
Oil Prone Area
Development Project
•
341 Bcfe proved reserves
(YE ’05)
•
1+ Tcfe 3P resources
•
Approximately 2,700 locations
(YE ’05)
•
8 - 10 year drilling inventory
2006 Net Capex
Piceance
37%
Piceance
37%
Uinta
31%
Wind River
10%
Wind River
10%
Other
22%
Exploration
20%
Development
80%
Development
80%

9/2/2006 4:30 AM
2002 2003 2004 2005
$24
- $5
- $4
- $5
Net Income
(millions)
$30
H1 2006
Extensive Development Inventory
Consistent Strong Growth
Mar
2002
Dec
2002
Dec
2003
Dec
2004
292
130
58
204
Net Proved Reserves
(Bcfe)
341
Dec
2005
Production
(MMcfe/d)
2005
24
69
2004 2002 2003
89
2006 E
136
108
Discretionary Cash Flow
(millions)
2002 2004 2005
$7
$102
$195
2003
$38
2006 E
127
127

Bill Barrett Corporation

MT
ND
SD
WY
NE
KS

MMcfe/d

83 Sq Mile 3-D Survey

9/2/2006 4:32 AM
Scale: 640 ac = 1 Mile
(with 40 ac grid)
Compressor site
Eight winter
drilling locations
BBC Acreage
Seismic Option Acreage
Gas Well
2006 Shallow Location
Potential 160-acre Location
Existing Pipeline
Proposed Pipeline
Questar interconnect
Uinta Basin West Tavaputs Shallow
(Wasatch/Mesaverde)
Gibson Gulch
Piceance
Basin Denver
Powder River
Basin
Williston Basin
Wind River
Basin
CBM
Nameless/
Indian Hills/
Harding
Target/Red Bank
Waltman Arch
Uinta
Basin
W. Tavaputs
Key Information
•
Add 2 compressors Sept. 2006
•
32,626 net undeveloped acres
(June 2006)
•
75 Bcfe proved reserves @ 12/31/05
•
WI: 100%
Program Potential
•
150 drilling locations (160 acre density)
•
500+ locations on 40 acre
•
D&C cost: $3 million per well
•
IPs: 2-5 MMcfe/d per well
•
EUR: 2+ Bcfe  per well
0
10
20
30
40
Jun-02 Dec-02 Jun-03 Dec-03 Jun-04 Dec-04 Jun-05 Dec-05 Aug-06
W. Tavaputs Net Production
(All Depths)
Prickly
Pear
Structure
Peter’s
Point
Structure
•
Production increased nearly
500% since Dec 2004

9/2/2006 5:19 AM
Deep West Tavaputs
Deep - Upper Cretaceous Dakota/Jurassic Entrada, Triassic Navajo
Questar
interconnect
Compresso
r site
Deep show well
(1967)
Area of
Jurassic 3-D
Four-way
Closure
Getty deep show well (1980)
Tested: Dakota 315 Mcf
Entrada 1,800 Mcf
Area of Dakota
Potential
Prickly
Pear
Structure
Peter’s
Point
Structure
4-12
Drilling
7-12
location
Scale: 640
ac = 1 Mile
(with 40 ac grid)
Peters Point 6-7 Deep Discovery
IP 11.4 MMcfe/d
(gross) (10/05)
100% WI, TD 15,349’-directional
Dakota, Entrada and Navajo
BBC acreage
Seismic option acreage
Gas well (Wasatch, North
Horn, Price River)
2006 deep location
2007 deep location
Potential 160-acre location
Existing pipeline
Proposed pipeline
Key Information
•
Hart’s Oil and Gas Investor “Best Discovery”
2005 award (east structure)
•
32,626 net undeveloped acres (June 2006)
•
Dakota-Entrada-Navajo: 13,000-15,000’+ depth
•
2 deep wells in 2006
Deep Program Potential
•
2 deep structures (east and west)
•
20-25 drilling locations – east structure
•
14 potential locations – west structure
•
D&C cost: $10-11 million per well
•
IPs: 11+ MMcfe/d per well
•
EUR: 5-6+ Bcfe (excludes shallow zones)

9/2/2006 4:59 AM
Scale:
640 ac
= 1 Mile
(with 10
ac grid)
Silt
Processing 3-Component
3-D Seismic
0
10
20
30
40
Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Jun-06
Piceance Net Production
Gibson Gulch
Piceance
Basin
Denver
Uinta Basin
W. Tavaputs
Piceance Basin - Gibson Gulch
Mesaverde Formation - Colorado
Non-BBC gas well
BBC acreage
BBC gas well
2006 location
Key Information
•
14,377 net undeveloped
acres (June 2006)
•
115 Bcfe proved reserves
@ 12/31/05
•
WI: 25-100%, avg: 99%
•
62 gross wells in 2006
Program Potential
•
Gas-in-place: 80 Bcfe per 640 acres
•
735 drilling locations (20-acre well
density)
•
Upside: 10-acre downspacing approved
•
D&C cost: $2 million per well
•
IP: 2-4 MMcfe/d per well
•
EUR: Consistent improvement,
increasing to 1+ Bcfe per well
•
Production increased nearly
600% since Dec 2004

9/2/2006 3:07 AM
Waltman
Field
Cooper
Reservoir
Field
SCALE
640 ac =
1 Sq Mile
Cave Gulch
Field
Cave Gulch – Bullfrog – Cooper Reservoir Fields
Waltman Arch, Wind River Basin, Wyoming
2006 Location
Potential Future Deep Loc.
Historical Deep Producers
Deep Gas Show Well
Deep Structural Axes
0
5
10
15
20
25
30
35
40
Jun-02 Dec-02 Jun-03 Dec-03 Jun-04 Dec-04 Jun-05 Dec-05 Jun-06
Cooper and Cave Gulch
Net Production
Multi-pay “Deep” Program
Bullfrog 33-19
TD ~19,450’; 93% WI
Lakota IP (6/06): 4 MMcfe/d
Muddy/Frontier pay behind pipe
2006 Lakota
Discovery
Testing
Cooper Deep 1
TD 16,245’, 50% WI
Frontier/Muddy/Lakota
Key Information
•
High impact, high volume deep wells
•
2 key discoveries within past 12 months
•
23,245 net undeveloped acres
(June 2006)
•
71 Bcfe proved reserves @ 12/31/05
(shallow & deep)
•
WI: 50-100%
Program Potential
•
25-30 deep locations
•
Additional inventory if Cooper successful
•
D&C cost: $13-16 million per well
•
IP: 5-20 MMcfe/d per well
•
EUR: 6-8+ Bcfe gross per well
Wind
River
Basin
Waltman Arch
Cave Gulch, Bullfrog,
Cooper
Cave Gulch 1-29
Recompletion; 70% WI
Muddy IP (6/05):
19 MMcfe/d (gross)
EUR: 28 Bcfe
Frontier pay behind pipe
2005 Muddy
Discovery
Bullfrog 14-18
TD 19,400’; 94% WI
Muddy IP (7/05):
20 MMcfe/d (gross)
Lakota/Frontier pay behind pipe

Bill Barrett Corporation

MMcfe/d

Fort Union Outcrop
Fort Union Outcrop

9/2/2006 2:55 AM
Cat
Creek
Cat
Creek
Amos
Draw
Amos
Draw
Deadhorse
Deadhorse
Willow
Creek
Willow
Creek
Porcupine
Porcupine
Palmtree
Palmtree
BIG
BIG
GEORGE
GEORGE
PLAY
PLAY
Gillette, WY
SCALE
1 Township
= 36 sq mi
Tuit
Tuit
Pumpkin
Creek
Pumpkin
Creek
Hartzog
Draw
Hartzog
Draw
Pine Tree
Pine Tree
Program Potential
•
Provides lower risk drilling with strong
rate of return
•
Targeting primarily Big George
•
1,200 locations
•
0.25 – 0.35 Bcfe EUR per well
•
$0.15 – 0.25 million D&C cost
Powder River Basin – CBM Development
Wyoming
BBC Acreage
CH4 Acreage Acquisition
Gas Producing Area
Dewatering
0
5
10
15
20
25
Jun-03 Dec-03 Jun-04 Dec-04 Jun-05 Dec-05 Jun-06
NET PRODUCTION
Divested
acreage
Key Information
•
Low risk drilling, Big George coals
•
122,000 total net acres (Aug 2006)
•
25 Bcfe proved reserves @ 12/31/05
4 Bcfe added with CH4 acquisition
•
5 active rigs
•
WI: 40 to 100% operated

13 9/2/2006 3:09 AM Exploration Programs Potential Future Development Growth Taking the Company to the Next Level

Bill Barrett Corporation

139% CAGR

MONTANA
NORTH DAKOTA
SOUTH DAKOTA
WYOMING
NEBRASKA
UTAH
COLORADO

9/2/2006 3:25 AM
2005/2006 discovery and/or
established production
Existing exploration project
Project in delineating phase
Substantial Exploration Upside
Lake
Canyon
Talon
Tri-State
Red Bank Extension
Mondak
Denver, CO
Big Horn
Basin
Powder River
Basin
Green
River
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
Uinta
Basin
Target/Red Bank
Hook/
Woodside
W. Tavaputs
ultra deep
Hebron
Indian Hills West
Grand River
Big Horn
Circus
Waltman Arch
Cooper deep
Wallace Creek CBM
Pine Ridge
•
26 exploration projects including:
•
8 projects are drilling or to be
drilled within 12 months
•
Over 8 Tcfe of unrisked
exploration upside
•
1.3 million net undeveloped acres
(August 2006)
Hingeline
Mar 02 Dec 02 Dec 03 Dec 04 Dec 05
1,210*
959
667
160
46
*1.3 million August 2006
Substantial Acreage Position
Net Undeveloped Acres (thousands)
Yellowjacket
Planned exploration drilling
within 8 - 12 months

Bill Barrett Corporation

Bullfrog 14-18
Muddy
W. Tavaputs
Deep
Tri-State
biogenic gas
Lake Canyon
Wasatch &
Green River
Bullfrog
Lakota
W. Tavaputs
Deep
Tri-State
biogenic gas
Lake Canyon
Wasatch, Green River
Cooper
Deep
Yellow Jacket
shale gas
Hook/Woodside
shale gas
Circus
MT Overthrust
Big Horn
basin centered play

9/2/2006 3:38 AM
Track Record of Discoveries
Sept 2006
Q2 ‘05
Q2 ‘05
Q3 ‘05
Q3 ‘05
Q4 ‘05
Q4 ‘05
Q1 ‘06
Q1 ‘06
Q2 ‘06
Q2 ‘06
Recent Discoveries
Sept 2006
Looking Forward ...
next 12 months
New
Projects:
Delineation
Drilling:
IPO
Dec 2004

9/2/2006 3:57 AM
San Arroyo
381 Bcfe
Monument Butte
289 Bcfe
Natural Butte
2 Tcfe
Altamont/Bluebell
3.1 Tcfe
Drunkards
Wash
278 Bcfe
West Tavaputs
Development & Exploratory
Lake Canyon
Exploratory discovery
Price, UT
Hill Creek
Tumbleweed
Cedar Camp
Roosevelt, UT
SCALE
1 Township
= 36 sq mi
3C, 3-D Seismic Survey
Hook/Woodside
Exploratory
Uinta Basin
BBC Acreage
Oil Field
Gas Field
UTAH
Uinta
Basin

9/2/2006 3:51 AM
Lake Canyon Exploration Project
1 Wasatch, 2 Green River Discoveries – Uinta Basin, Utah
Altamont/Bluebell
Duchesne
50 sq mi
3C, 3-D seismic
survey
in processing
2 Green River formation
(shallow) discoveries
IPs: 98 to 163 Boe/d
18.75% WI
SCALE
1 Township
= 36 sq mi
#1 DLB
Wasatch discovery
TD 14,325’, 75% WI
315 Bopd test rate
(5/06)
BBC Acreage
BBC Acreage earned deep rights
75% WI
Mesaverde penetration
Oil producer
2006 Wasatch (deep) location
2006 Green River (shallow) location
Pipeline
Fault
Key Information
•
229,581 gross, 158,659 net acres (June 2006)
•
56.25- 75% working interest (deep),
18.75- 25% working interest (Green River, shallow)
•
Pay zones:  Green River 4,000’-6,000’,
Wasatch, Price River, Lower Mesaverde and
Emery 8,000 – 13,000’
Program Potential
Green River Wasatch
•
D&C per well (million)       $1.5 $2.25
•
Boe/d (IPs) 100 250
•
Boe EURs 75-100,000 150-250,000
•
Upside: Mesaverde, breadth of play
Delineating Play

9/2/2006 5:42 AM
Tri-State – Niobrara Discovery
Denver-Julesburg Basin
Goodland
Burlington
K S
C O
SCALE
1 Township
= 36 sq mi
St. Francis
Prairie Star field
WY
CO
KS
NE
DJ
Basin
Tri-State
Project
Celia
2,613 MBbls
Pennsylvanian
Goodland
EUR: 13 Bcfe
Niobrara
Cahoj
8,878 MBbls
Pennsylvanian
Beecher Island
EUR: 130 Bcfe
Niobrara
Bonny
EUR: 79 Bcfe
Niobrara
Republican
EUR: 87 Bcfe
Niobrara
Cherry Creek
EUR: 15 Bcfe
Niobrara
Bird City 3-D
3-D
surveys
Big Timber 3-D
Orlando 3-D
Key Information
•
430,143 gross, 204,129 net undeveloped acres (June 2006); 50% WI
•
Pay zones: Niobrara ± 2,500’ gas; Permian/Pennsylvanian  ± 5,500’ oil
•
1,502 miles 2-D seismic; 86 sq. miles 3-D seismic
Program Potential
•
$0.15 -0.3 million D&C per well (vertical/horizontal)
•
75 -150 Mcfe/d (IPs)
•
0.1 – 0.2 Bcfe EURs
Delineating Play
Prairie Star Niobrara
discovery
7 wells combined
IP 450 Mcfe/d (gross)
(Feb 2006)

9/2/2006 4:09 AM
Potential
High Graded
Shale Gas Area
SCALE
1 Township
= 36 sq mi
Yellow Jacket Shale Gas Prospect
Paradox Basin, Colorado
UT CO
Paradox
Basin
Key Information
•
105,175 net undeveloped acres (June 2006)
•
100% working interest, subject to joint exploration
•
2 exploratory wells Q4 2006
Program Potential
•
Potential pay zone: Gothic Shale, 5,500’-7,500’;
- Estimated shale thickness: 100-150’
•
Targeting 1- 3 Bcfe per well

Bill Barrett Corporation

BRITISH COLUMBIA
ALBERTA
SASKATCHEWAN
MANITO
MONTANA
NORTH DAKOTA
SOUTH DAKOTA
WYOMING
NEBRASKA
UTAH
COLORADO
KANSAS
NEW MEXICO

Eastern Limit Thrust System

9/2/2006 4:17 AM
Scale in Miles
0 6
64 sq. mi. 3-D
(interpreted)
115 sq. mi. 3-D
(currently
acquiring)
Program Highlights
•
108,090 net undeveloped acres
(August 2006)
•
50% working interest
•
Potential pay zones:
Cretaceous 2,200’-7,000’,
Mississippian 8,000’-11,000’
Devonian 9,000’-11,500’
•
Targeting large, four-way closures
•
2 exploratory tests in 2007
•
Multi Tcfe potential
Montana Overthrust - Circus Project
BBC Acreage
Dry with Oil Show
Dry with Gas Show
Thrust Fault
Structural Axes
Rocky Mountain Overthrust Projects
Wolverine
Discovery
Covenant Field
Denver, CO
Powder
River
Basin
Green
River
Basin
Uinta
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
San Juan
Basin
Big Horn
Basin
Hingeline
17,346 Net
Undeveloped
Acres
Circus
108,090 Net
Undeveloped
Acres
Wyoming
Overthrust
EUR: 10+ Tcfe
Canadian Overthrust
EUR: 20+ Tcfe

Bill Barrett Corporation

MONTANA
NORTH DAKOTA
SOUTH DAKOTA
WYOMING
NEBRASKA
UTAH
COLORADO
KANSAS

Elk Basin
613 MMBbl
454 Bcf
Frannie
140 MMBbl
Byron and Garland
336 MMBbl
170 Bcf
Big Horn Mtns
Shoshone
Cody, WY
Greybull
Oregon Basin
530 MMBbl
300 Bcf
Torchlight
Frits
Manderson
Dobie Creek
Little Buffalo
167 MMBbl
149 Bcf
Grass Creek
120 MMBbl

9/2/2006 4:25 AM
SCALE
1 Township
= 36 sq mi
Area of
Basin-Centered
Gas Play
Potential
Planned
3-D seismic
2006
Sellers Draw #1
(1976), TD 23,081
Muddy EUR: 3.4 Bcfe
2006 Mesaverde recompletion
Red
Point
Rocky Mountain Basin-Centered Gas
Denver, CO
Powder River
Basin
Green
River
Basin
Uinta Basin
Piceance
Basin
Paradox Basin
Williston Basin
DJ Basin
Wind River Basin
San Juan
Basin
Big Horn
Basin
Project Highlights
•
Large undrilled region
•
123,007 net undeveloped acres
(August 2006)
•
50-100% working interest,
subject to joint exploration
•
Potential pay zones:  Lance 8,000’-
14,500’, Meeteetse 9,500’-16,000’,
Mesaverde 10,000’-17,500’
•
Muddy 18,000’ – 19,000’
•
Targeting 3 - 5 Bcfe EUR wells
Big Horn Basin – Basin-Centered Gas Project
Wyoming
BBC Acreage
Gas Field
Oil Field
Outcrop
Structural Axes

9/2/2006 4:36 AM
Success in the Rockies
Legacy Positions in Resource Plays
Established Resource Plays
Piceance *
Pinedale/Jonah
Powder River- CBM*
Wattenberg
Moxa Arch
Wamsutter Region
San Juan
Natural Buttes
Baaken *
Madden *
Cave Gulch *
* BBC
Bill Barrett Corp’s Potential
Emerging Resource Plays
West Tavaputs
Lake Canyon
(basin centered oil & gas)
Tri-State
(biogenic gas)
Yellow Jacket
(shale gas)*
Hook
(shale gas)*
Cody – Mancos
(shale gas)*
Mowry
(shale gas)*
Big Horn Basin
(basin centered gas)*
Williston
(Mississippian horizontal)
Montana Overthrust
(structural)*
Woodside
(structural)*
Wallace Creek
(CBM
Rockies
388 Tcf
85%
Remaining
85%
Remaining
15%
Produced
Source: National
Petroleum Council, 1999
* Not yet drilled